Exhibit 10.1.3

REINSTATEMENT AND SECOND AMENDMENT TO CONTRACT

Reinstatement and Second Amendment to Contract made as of the 13th day of August, 2015 (this “Amendment”) between Lino Lakes Realty, LLC, a Delaware limited liability company, having an office c/o Sentinel Real Estate Corporation, 1251 Avenue of the Americas, New York, New York 10020 ("Seller") and Biynah Industrial Partners, LLC, a Minnesota limited liability company, having an office at 222 S. 9th Street, Suite 2870, Minneapolis, Minnesota 55402 (“Buyer").

RECITALS:

A.     Seller and Buyer have entered into a Contract dated July 20, 2015 (the "Original Contract") to sell and purchase that certain tract or parcel of land located at 435 Park Court, Lino Lakes (Anoka County), Minnesota 55014.

B.     Seller and Buyer executed the First Amendment to Contract dated August 7, 2015 (the "First Amendment") to extend the Decision Date to August 12, 2015. The Original Contract, as amended by the First Amendment, shall hereinafter be referred to as the "Contract".

C.     On August 12, 2015, Buyer was deemed to have terminated the Contract pursuant to the terms of 2.1(b) of the Contract but the Escrowee continues to hold the Deposit in escrow.

D.     Seller and Buyer wish to reinstate, as of the date hereof, and amend the Contract, as more particularly set forth herein.

NOW, for and in consideration of mutual covenants, Seller and Buyer hereby agree as follows:

1.     The Contract is reinstated and is in full force and effect as modified by this Amendment. The recitals set forth above are incorporated herein as part of this Amendment. All capitalized terms used in this Amendment and not otherwise defined herein shall have the same meaning as set forth in the Contract.

2.     Seller and Buyer hereby agree that the amount set forth in 1.1(b)(ii) of the Contract, is hereby increased from $100,000 to 250,000.

3.     The definition of "Closing" set forth in 1.3 of the Contract is hereby omitted in its entirety and the following inserted in lieu thereof:

The word "Closing" shall mean the consummation of the transactions referred to in this Contract which shall occur upon the delivery of the deed described in 7.3(a), the delivery of the other documents described in 7 and the payment of the Purchase Price as provided in 1.1(b) and shall occur on September 17, 2015 (the "Closing Date"). Time shall be of the essence with respect to the obligation of Buyer to purchase the Premises at Closing.

4.     The definition of "Deposit" set forth in 1.3 of the Contract is hereby omitted in its entirety and the following inserted in lieu thereof:

The term "Deposit" shall mean the sum of (i) the payment of $100,000 as provided in 1.1(b)(i), (ii) if applicable, the payment of $250,000 as provided in 1.1(b)(ii), and (iii) any income or interest earned on those sums as provided in 10.2.

5.     Buyer has had access to the Premises and to the books and records of the Premises (including the documents referred to in Schedule 2.1(a)) pursuant to the terms of the Contract and has conducted its due diligence with respect to the Premises and its title and survey review, and Buyer has accepted the financial, leasing, operational and physical condition of the Premises, the state of the title and survey of the Premises, the legal compliance of the Premises, and the environmental condition of the Premises and accepts the Premises “as is” in accordance with 2.3 of the Contract. Subject to the terms of the Contract, this Amendment shall be evidence that Buyer has agreed to proceed to Closing pursuant to 2.1(b) of the Contract.

6.     The Contract, as expressly modified by this Amendment, shall continue in full force and effect in accordance with its terms. Where the terms of the Contract and the terms of this Amendment conflict, the terms of this Amendment shall govern. All capitalized terms not otherwise defined in this Amendment shall have the meanings given such terms in the Contract.

7.     This Amendment may be executed by facsimile or electronic mail signatures in multiple counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered (whether by facsimile, electronic mail or otherwise), shall constitute an original agreement, and all such separate counterparts shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:		LINO LAKES REALTY, LLC,
a Delaware limited liability company
	By:	SBP Manager, Inc.,
a Delaware corporation, its Manager

By: ___________________________
Name: Martin J. Cawley
Title: Vice President

BUYER:		BIYNAH INDUSTRIAL PARTNERS, LLC,
a Minnesota limited liability company,

By: ________________________
Name: Jeff Josephs
Title: Managing Principal

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